Exhibit 99.1

EXECUTION VERSION

PROPELL TECHNOLOGIES GROUP, INC.

SECONDARY SHARE STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is dated as of February 19, 2015, and is made by and between Ervington Investments Limited (the “Buyer”), and the individuals listed on Schedule A attached hereto (the “Sellers”).

RECITALS

WHEREAS, Propell Technologies Group, Inc. (the “Company”) has agreed to sell up to four million five hundred thousand (4,500,000) shares of its Series C Preferred Stock to Buyer under a Series C Preferred Stock Purchase Agreement (“Primary Purchase Agreement”) dated as of the date hereof, such shares of Series C Preferred Stock to be convertible into 120,000,000 shares of Common Stock of the Company;

WHEREAS, as an inducement to Buyer to enter into the Primary Purchase Agreement, Sellers have offered to sell to Buyer up to an additional 95,677,467 shares of stock of the Company (on an as-converted basis) consisting of 64,302,467 shares of outstanding Common Stock (the “Common Shares”), and an additional 3,137,500 shares of Series A-1 Convertible Preferred Stock, par value $0.001 per share (the “Series A-1 Shares” and together with the Common Shares, the “Seller Shares”), to be sold in connection with sales of Series C Preferred Stock under the Primary Purchase Agreement;

WHEREAS, the Sellers desire to sell to Buyer, and Buyer desires to purchase from the Sellers, the Seller Shares on the terms and subject to the conditions set forth herein, such purchase, sale and delivery to take place in such amounts and at such times as set forth on Schedule A hereto.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1

SALE

1.1           Sale of Shares.  Subject to the terms and conditions of this Agreement, each of the Sellers agrees to sell to Buyer, and Buyer agrees to purchase from each of the Sellers, the Seller Shares at a purchase price of $0.001 per share (the “Purchase Price”).

Section 2

Closing and Delivery

2.1           First Closing.  The initial closing of the sale and purchase of the Seller Shares pursuant to this Agreement shall take place on the Initial Closing (as defined in the Primary Purchase Agreement) (the “First Closing”).

(a)          First Tranche Sale. At the First Closing, (i) each of the Sellers shall sell to Buyer the number of Seller Shares set forth opposite the Seller’s name on Schedule A under the heading “First Closing” and shall deliver to Buyer stock certificates registered in the Seller’s name representing not less than the number of Seller Shares being sold at the First Closing together with duly executed Assignments Separate from Certificate in the form attached as Schedule B hereto (the “Assignments”), and (ii) Buyer shall deliver the Purchase Price for such shares to the Sellers by check payable to the Seller or wire transfer in accordance with the Seller’s instructions.

(b)          Second Tranche Escrow. At the First Closing, each of the Sellers also shall deliver to Nevada Agency & Transfer Company (including any successor or substitute escrow agent, the “Escrow Agent”) (i) stock certificates registered in the Seller’s name representing the number of Seller Shares as set forth opposite the Seller’s name on Schedule A under the heading “Second Closing” (the “Second Tranche Certificates”), and (ii) three (3) duly executed Assignments Separate from Certificate for each of the Second Tranche Certificates in the form attached as Schedule B hereto. The Escrow Agent shall hold the Second Tranche Certificates and Assignments in escrow pending the Second Closing. Each Seller hereby authorizes the Escrow Agent at each Second Closing or Optional Closing to take all such actions necessary to deliver to Buyer title to stock certificates for the Seller Shares being sold at such Closing. Each Seller hereby acknowledges that the Escrow Agent is so appointed as the escrow holder as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Notwithstanding the foregoing, the parties hereto acknowledge that a substitute escrow agent may be appointed under the terms of the Escrow Agreement of even date herewith by and among Buyer, Sellers and Escrow Agent (the “Escrow Agreement”).

2.2           Second Closing. At the Second Closing under the Primary Purchase Agreement, (i) each of the Sellers shall sell to Buyer the Seller Shares set forth opposite the Seller’s name on Schedule A under the heading “Second Closing” (the “Second Closing Shares”), (ii) the Escrow Agent shall deliver to Buyer stock certificates registered in the Seller’s name representing the Second Closing Shares (less Shares purchased in Optional Closings) together with duly executed Assignments, and (iii) Buyer shall deliver the Purchase Price for such shares to the Escrow Agent, who will deliver to each Seller their respective portion of the Purchase Price for such shares by check payable to the Seller or wire transfer in accordance with the Seller’s instructions.

2.3           Optional Closings. Notwithstanding Section 2.2 above, Buyer has the option under the Primary Purchase Agreement to purchase from time to time any portion of the shares of Series C Preferred Stock of the Company under the Second Tranche (as defined under the Primary Purchase Agreement) at one or more optional closings (each, an “Optional Closing”) at any time prior to the Second Closing or expiration of Buyer’s right to purchase shares in the Second Closing. At each Optional Closing, Buyer shall acquire from each Seller the same proportion of the Seller’s remaining Second Closing Shares as the number of shares of Series C Preferred Stock that Buyer is purchasing at the Optional Closing bears to the remaining number of shares of Series C Preferred Stock available under the Second Tranche (the “Pro Rata Seller Shares”). Accordingly, at each Optional Closing, (i) each of the Sellers shall sell to Buyer the Seller’s Pro Rata Seller Shares, (ii) the Escrow Agent shall deliver to Buyer stock certificates registered in the Seller’s name representing not less than the number of Pro Rata Seller Shares together with duly executed Assignments, and (iii) Buyer shall deliver the Purchase Price for such shares to the Escrow Agent, who will deliver to each Seller their respective portion of the Purchase Price for such shares by check payable to the Seller or wire transfer in accordance with the Seller’s instructions. If stock certificates are delivered representing more than the number of Pro Rata Seller Shares, then shares for the difference shall be issued in the names of the Sellers and delivered to the Escrow Agent for holding pursuant to this agreement.

2.4           Return of Certificates. If Buyer’s right and Buyer’s obligation to purchase the Second Tranche Shares have expired and the Second Tranche Shares were not purchased in full, then the Escrow Agent shall return to Sellers certificates for any unsold Seller Shares.

2.5           Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that the Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

Section 3

Representations and Warranties of the SELLER

Each of the Sellers hereby represents and warrants, to Buyer as follows:

3.1           Authorization.  The Seller has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Any action on the part of the Seller necessary for the authorization, execution, delivery and performance of this Agreement has been taken, and the Seller has full power and authority to sell, assign and transfer the Seller Shares to Buyer. This Agreement, when executed and delivered by the Seller, will constitute a valid and legally binding obligation of the Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar law affecting creditors’ rights generally and general equitable principles.

3.2           Ownership.  The Seller is the sole record and beneficial owner of the Seller Shares, and such securities are not subject to any lien, charge, pledge, claim, restrictions on transfer, mortgage, security interest, or title defect or other encumbrance of any sort (collectively “Liens”) or to any rights of first refusal of any kind, and the Seller represents that the Seller has not granted any rights to purchase such securities to any other person or entity, other than Liens that have been validly waived prior to the First Closing. The Seller has the sole right to transfer the Seller Shares to Buyer. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in the creation of any Lien upon the Seller Shares. Upon the execution and delivery of this Agreement, Buyer will receive good and valid title to the Seller Shares held by the Seller, subject to no Liens retained, granted or permitted by the Seller.

3.3           Consents. No consent, waiver or approval of any third party, including a party to any agreement with the Seller, is required to be obtained by the Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except such consents as have been obtained.

3.4           Compliance with Law and Other Instruments.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in a violation of, or default under, any statute, rule, regulation or order of any governmental agency or body, or any instrument, judgment, order, writ, decree or contract applicable to the Seller. The Seller has received all consents or waivers necessary to transfer such Seller Shares being sold by the Seller to Buyer and such transfer is not subject to any right of notice, first refusal, preemptive, tag-along or other comparable obligations or restrictions.

3.5           Tax Consequences.  The Seller has reviewed with the Seller’s own tax advisors the federal, state, local and foreign tax consequences of the transaction contemplated by this Agreement. The Seller relies solely on such advisors and not on any statements or representations of Buyer or any of its agents for the federal, state, local and foreign tax consequences to the Seller that may result from the transaction contemplated by this Agreement. The Seller understands that the Seller (and not Buyer) shall be responsible for any tax liability that may arise as a result of the transaction contemplated by this Agreement.

Section 4

Miscellaneous

4.1           Amendment.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by Buyer and the Seller. Notwithstanding anything herein to the contrary, Schedule A to this Agreement may be amended to reallocate the Second Closing Shares to be delivered at the Second Closing or at an Optional Closing provided that (1) such amendment is signed by each Seller whose allocation has changed, (2) any new Seller becomes a signatory and agrees to be bound by the terms of this Agreement and the Escrow Agreement, (3) stock certificates representing the Seller Shares set forth on the amended Schedule A and three duly executed Assignments Separate from Certificate in the form attached as Schedule B hereto for each of the Seller Shares set forth on the amended Schedule A are deposited with the Escrow Agent and (4) the total number of Seller Shares, total number of Common Shares and total number of Series A-1 Shares required to be delivered by Sellers under the terms of this agreement shall not change.

4.2           Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a)          if to the Seller, to the address as shown on such Seller’s signature page hereto; and

(b)          if to Buyer, to the attention of Ervington Investments Limited, to the address shown on the Buyer’s signature page hereto or at such other current address as Buyer shall have furnished to the Seller.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between Buyer’s books and records and this Agreement or any notice delivered hereunder, Buyer’s books and records will control absent fraud or error.

4.3           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

4.4           Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Seller without the prior written consent of Buyer. Any attempt by the Seller without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Notwithstanding anything herein to the contrary, Buyer may assign its rights and obligations hereunder to any Affiliate of Buyer, and upon such assignment, such Affiliate will be deemed to be “Buyer” for all purposes hereunder. For purposes of this Agreement, “Affiliate” means (i) with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, or (ii) with respect to any Person that is controlled by a trust, any other Person that is directly or indirectly controlling, controlled by or under common control with such trust or a Person who is a beneficiary of such trust or another trust with a common beneficiary. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto. The term “Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other similar entity, whether or not a legal entity.

4.5           Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

4.6           Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

4.7           Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of the other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

4.8           Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

4.9           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

4.10         Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

4.11         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

4.12         Electronic Execution and Delivery. A facsimile, telecopy, PDF, email or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy, PDF, email or other reproduction hereof.

4.13         Jurisdiction; Venue. Each of the parties hereby submits and consents irrevocably to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the interpretation and enforcement of the provisions of this Agreement. Each of the parties also agrees that the jurisdiction over the person of such parties and the subject matter of such dispute shall be effected by the mailing of process or other papers in connection with any such action in the manner provided for in Section 4.2 or in such other manner as may be lawful, and that service in such manner shall constitute valid and sufficient service of process.

4.14         Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

4.15         Injunctive Relief. A breach of this Agreement may result in irreparable harm to Buyer and a remedy at law for any such breach will be inadequate, and in recognition thereof, Buyer will be entitled to injunctive and other equitable relief to prevent any breach or the threat of any breach of this Agreement by any Seller without showing or proving actual damages.

4.16         Attorney’s Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

(signature page follows)

The parties are signing this Stock Purchase Agreement as of the date stated in the introductory clause.

BUYER

ERVINGTON INVESTMENTS LIMITED

By:
Title:

Address:
Meritservus Secretaries Limited
Attn: Ervington Investments Limited
Eftapaton Court, 256, Makarios Avenue,
CY-3105, Limassol, Cyprus

SELLER

By:
Title:

Address:

SCHEDULE A

LIST OF SELLING STOCKHOLDERS

FIRST CLOSING

Name of Stockholder	Number of Series A-1 Preferred Shares	Number of Common Shares Equivalent	Number of Common Shares	Total Common Shares Equivalent

Stufforg Limited Company	1,250,000	12,500,000		12,500,000
Landa Enterprises LTD SA	500,000	5,000,000		5,000,000
Oxnard Universal			2,384,794	2,384,794
Prind Consulting Limited			5,175,206	5,175,206
Joseph W Abrams and Patricia G Abrams Family Trust	375,000	3,750,000		3,750,000
Strategic IR, Inc.	312,500	3,125,000	64,990	3,189,990

Totals	2,437,500	24,375,000	7,624,990	31,999,990

SECOND CLOSING

Name of Stockholder	Number of Series A-1 Preferred Shares	Number of Common Shares Equivalent	Number of Common Shares	Total Common Shares Equivalent

Yuzhik Limited Company	300,000	3,000,000		3,000,000
Landa Enterprises LTD SA	400,000	4,000,000		4,000,000
Store and Navigation BVI			10,520,000	10,520,000
Realcom Limited (Anguilla)			12,500,000	12,500,000
Greencloud Limited (Nevis)			12,500,000	12,500,000
Pansies Limited Company			3,000,000	3,000,000
Prind Consulting Limited			3,780,000	3,780,000
Anuta Limited (Seychelles)			12,500,000	12,500,000
Strategic IR, Inc.			1,877,477	1,877,477

Totals	700,000	7,000,000	56,677,477	63,677,477